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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 12, 2007
                                                 -------------------------------

                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


     Minnesota                        0-944                     41-0783184
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)



9055 Evergreen Boulevard NW, Minneapolis, MN                   55433-8003
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  763-780-4555
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Item 7.01 - Regulation FD Disclosure

       On March 12, 2007, Possis Medical, Inc., announced the full market release of its new AngioJet(R) Ultra Thrombectomy System. The next-generation Ultra System, which was approved by the U.S. Food and Drug Administration (FDA) in December 2006 for blood clot removal (thrombectomy), is now available for sale to hospitals and physicians throughout the United States. A copy of the press release is furnished as Exhibit 99.1 to this Report.

       Item 9.01 Financial Statements and Exhibits

       [c]   Exhibits

       99.1  Press Release, dated March 12, 2007, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Possis Medical, Inc.
 --------------------
 (Registrant)

 Date:  March 12, 2007
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By:     /s/ Jules L. Fisher
   -----------------------------------------------------
         Jules L. Fisher
         Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release, dated March 12, 2007, issued by
                    Possis Medical, Inc.